Exhibit 99.18
                                -------------
                Computational Materials and/or ABS Term Sheets

CWABS 2005-05 Group 2

IO Breakout

------------------------------------------------------------------------------
        PROGRAM                      IO Term             UPB           %
------------------------------------------------------------------------------
2/28 LIB6M                                   24      $28,851,571     40.96%
2/28 LIB6M                                   60       $2,615,260      3.71%
3/27 LIB6M                                   36      $36,638,354     52.02%
3/27 LIB6M                                   60       $1,291,700      1.83%
30Yr Fixed                                   60       $1,037,264      1.47%
                                                     $70,434,149    100.00%